SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________

Date of report: September 29, 2010
(Date of earliest event reported)

PERVASIP CORP.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

                           0-4465                                                              13-2511270
                 (Commission File No.)                              (I.R.S. Employer Identification No.)

75 South Broadway, Suite 400
White Plains, New York 10601
 (Address of principal executive offices; zip code)

(914) 620-1500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17
CFR 240.13e-4(c))

Item 3.03.                      Material Modification to Rights of Security Holders.

On September 29, 2010, Pervasip Corp. (the “Company”) signed a confidential term sheet to amend and settle all outstanding debt with its lenders, who are represented by Valens Capital Management LLC, (the “Holders”) and a third-party investor (“Investor”).  The Holders granted a no-shop period until October 29, 2010 to the Investor and a deferral to the Company of all interest and principal payments otherwise arising during the no-shop period.  Although the Holders’ credit committee has approved the terms of the settlement, the term sheet is not binding, except for the no-shop period and the deferral of all interest and principal payments, and is subject to the completion of debt amendments and settlement documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date:  October 4, 2010                                                                             By: /s/ Paul H. Riss
Paul H. Riss
Chief Executive Officer